UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 17, 2021

Ferrellgas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000,
Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000,
Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000,
Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000,
Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 7.01 Regulation FD Disclosure.

On Tuesday June 22, 2021, Ferrellgas Partners, L.P. (OTC Pink: “FGPR”) (“Ferrellgas”) James E. Ferrell, Chief Executive Officer and President, Tamria Zertuche, Chief Operating Officer, and Brian W. Herrmann, Interim Chief Financial Officer and Treasurer, will conduct a live teleconference on the Internet at https://edge.media-server.com/mmc/p/pzivxx99 to discuss the results of operations for the third fiscal quarter ended April 30, 2021. The live webcast of the teleconference will begin at 10:00 a.m. Central Time (11:00 a.m. Eastern Time). Ferrellgas reported earnings for its third quarter ended April 30, 2021 on June 14, 2021. Questions may be submitted via the investor relations e-mail box at InvestorRelations@ferrellgas.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FERRELLGAS PARTNERS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: June 17, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS PARTNERS FINANCE CORP.

Date: June 17, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer and Sole Director

FERRELLGAS, L.P.
	By:	Ferrellgas, Inc., its general partner

Date: June 17, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer; Treasurer (Principal Financial and Accounting Officer)

FERRELLGAS FINANCE CORP.

Date: June 17, 2021	By:	/s/ Brian W. Herrmann
Interim Chief Financial Officer and Sole Director